Copelco Capital Funding Trust 1999-B                                                                               Page 1 of 2
Monthly Servicer Report
Payment Date            November 18, 1999
Months in progress      1


-------------------------------------------------------------------------------------------------------------------------------
A      PRESENT VALUE
-------------------------------------------------------------------------------------------------------------------------------
A1     Discounted Present Value, beginning                                                                      565,717,289.10
A2     Less:    Lease receivables, current month                                                                 16,672,415.11
A3     Add:     Interest component (6.869%*A1/12)                                                                 3,238,260.05
A4     Add:     Servicing Fee (0.75%*A1/12)                                                                         353,573.31
A5     Less:    Current month Non-Performing                                                                      4,168,000.00
A6     Less:    Current month Warranty and Adjusted Leases                                                                  --
A7     Less:    Current month Early Terminations                                                                  8,915,877.00
A8     Add:     Substitute Leases provided (Non-Performing, Warranty and Adjusted Leases)                         4,171,461.95
A9     Add:     Additional Leases provided (Early Terminations)                                                   3,515,762.09
                                                                                                                ---------------
A10    Discounted Present Value, ending                                                                         547,240,054.38
                                                                                                                ---------------

-------------------------------------------------------------------------------------------------------------------------------
B      PAST DUE LEASE PAYMENTS
-------------------------------------------------------------------------------------------------------------------------------
B1     Past due balance, beginning                                                                                7,387,310.11
B2     Less:    Past due payments received (reimbursed per this report)                                           6,434,954.69
B3     Less:    Past dues on Non-Performing, Warranty and Adjusted Leases                                           340,377.00
B4     Less:    Past dues on Early Terminations                                                                     726,289.00
B5     Add:     New Net Advances (last month's current payments that became past due)                             2,487,496.21
B6     Add:     Past dues on Replacement Leases                                                                     153,087.71
                                                                                                                ---------------
B7     Past due balance, ending                                                                                   2,526,273.34
                                                                                                                ---------------

-------------------------------------------------------------------------------------------------------------------------------
C      ADVANCE LEASE PAYMENTS
-------------------------------------------------------------------------------------------------------------------------------
C1     Advance payment balance, beginning                                                                         6,734,591.24
C2     Less:    Applied to Current from Prepaid                                                                   5,068,405.90
C3     Less:    Advance payments on Disqualified Leases                                                           1,347,518.00
C4     Add:     Received on Replacement Leases                                                                       82,275.94
C5     Add:     Received this month                                                                               7,224,234.39
                                                                                                                ---------------
C6     Advance payment balance, ending                                                                            7,625,177.67
                                                                                                                ---------------

-------------------------------------------------------------------------------------------------------------------------------
D      SUBSTITUTIONS
-------------------------------------------------------------------------------------------------------------------------------
D1     Non-Performing Leases Substitued to date, beginning                                                                  --
D2     Add:     Non-Performing Leases provided with Substitute Leases                                             4,168,000.00
                                                                                                                ---------------
D3     Non-Performing Leases Substitued to date, ending                                                           4,168,000.00
                                                                                                                ---------------
D4     Percentage of Present Value at Cut-Off Date (D3/$565,717,289.10) (not to exceed 10%)                             0.737%

-------------------------------------------------------------------------------------------------------------------------------
E      RESERVE ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
E1     Reserve Account balance, beginning                                                                         5,657,172.89
E2     Memo:    Required Reserve Amount (min 1%*$565,717,289.10 or Outstanding Note)                              5,657,172.89
E3     Less:    Shortfall (min [max -I1 or zero] or E1)                                                                     --
E4     Add:     Deposit from (Release to) Copelco (min E2+E3-E1 or [max I1 or zero])                                      0.00
                                                                                                                ---------------
E5     Reserve Account balance, ending                                                                            5,657,172.89
                                                                                                                ---------------

-------------------------------------------------------------------------------------------------------------------------------
F      AVAILABLE FUNDS (COLLECTION ACCOUNT)
-------------------------------------------------------------------------------------------------------------------------------
F1              Regular monthly Lease Payments                                                                   13,053,738.88
F2              Past due payments received (B2)                                                                   6,434,954.69
F3              Past due payments due on Disqualified Leases (From Seller) (B3+B4)                                1,066,666.00
F4              Advance payments on monthly rentals (excluding cash residuals)                                    7,077,006.73
F5              Proceeds from Prepayments not replaced (max A7-A9 or zero)                                        5,400,114.91
F6              Recoveries on Non-Performing Leases not Substituted                                                         --
F7              Late Charges on delinquent payments not advanced                                                            --
F8              Proceeds from Investment of Collection and Reserve Account Funds                                     88,944.34
F9              Servicer Advances (B5)                                                                            2,487,496.21
F10             Casualty and Termination Payments                                                                           --
F11             Net decrease in Advance Lease Payments balance (C1-C6)                                             (890,586.43)
                                                                                                                ---------------
F12    Total Available Funds                                                                                     34,718,335.33
                                                                                                                ---------------

                                                                                                                   Page 2 of 2
-------------------------------------------------------------------------------------------------------------------------------
G      PAYMENTS TO THE SERVICER
-------------------------------------------------------------------------------------------------------------------------------
G1              Past due payments received (B2)                                                                   6,434,954.69
G2              Past due payments advanced on Disqualified Leases (B3+B4)                                         1,066,666.00
G3              Advance payments on Disqualified Leases (C3)                                                      1,347,518.00
G4              Servicer Fee (A4)                                                                                   353,573.31
                                                                                                                ---------------
G5     Total Payments to Servicer                                                                                 9,202,712.00
                                                                                                                ---------------

-------------------------------------------------------------------------------------------------------------------------------
H      PAYMENTS TO NOTEHOLDERS
-------------------------------------------------------------------------------------------------------------------------------
H1              Class A-1 Interest Payment (5.93709%*H9*actual/360)                                               1,108,795.61
H2              Class A-2 Interest Payment (6.25%*H13/12)                                                           371,251.97
H3              Class A-3 Interest Payment (6.610%*H16/12)                                                        1,919,554.19
H4              Class A-4 Interest Payment (6.90%*H19/12)                                                         1,663,736.83
H5              Class B Interest Payment (6.95%*H22/12)                                                             122,320.65
H6              Class C Interest Payment (7.10%*H27/12)                                                             124,960.67
H7              Class D Interest Payment (7.78%*H32/12)                                                             205,393.09
H8              Class E Interest Payment (9.76%*H37/12)                                                             236,193.25
H9     Class A-1 Note Balance, beginning                                                                        117,952,055.00
H10    Class A Target Investor Principal Amount (A10*84.8389%)                                                  464,272,442.50
H11             Class A-1 Principal Payment (min(A1-A10) or H9)                                                  18,477,234.72
H12    Class A-1 Note Balance, ending (H9-H11-H45)                                                               99,474,820.28
H13    Class A-2 Note Balance, beginning                                                                         38,185,917.00
H14             Class A-2 Principal Payment (min [max (A1-A10)*84.8389%-H11 or zero] or H13)                                --
H15    Class A-2 Note Balance, ending (H13-H14-H46)                                                              38,185,917.00
H16    Class A-3 Note Balance, beginning                                                                        186,686,705.00
H17             Class A-3 Principal Payment (min [max (A1-A10)84.8389%-H11-H14 or 0] or H16)                                --
H18    Class A-3 Note Balance, ending (H16-H17-H47)                                                             186,686,705.00
H19    Class A-4 Note Balance, beginning                                                                        155,006,537.00
H20             Class A-4 Principal Payment (min [max (A1-A10)*84.8389%-H11-H14-H18 or 0] or H19)                           --
H21    Class A-4 Note Balance, ending (H19-H20-H48)                                                             155,006,537.00
H22    Class B Note Balance, beginning                                                                           11,314,346.00
H23    Class B Target Investor Principal Amount (A10*2.5268%)                                                    13,827,661.69
H24    Class B Floor (max $565,717,289.10*3.25%+H43-[H27+H32+H37]-H42-E5 or zero)                                           --
H25             Class B Principal Payment (min {max [max H23 or H24]-H22-H11 or zero} or H22)                               --
H26    Class B Note Balance, ending (H22-H25-H49)                                                                11,314,346.00
H27    Class C Note Balance, beginning                                                                           11,314,346.00
H28    Class C Target Investor Principal Amount (A10*2.5268%)                                                    13,827,661.69
H29    Class C Floor (if H22<=H24 then H27 else {max $565,717,289.10*2.2%+H43-[H32+H37]-H42-E5,0})                          --
H30             Class C Principal Payment (min {max [max H28 or H29]-H27-H11 or zero} or H27)                               --
H31    Class C Note Balance, ending (H27-H30-H50)                                                                11,314,346.00
H32    Class D Note Balance, beginning                                                                           16,971,519.00
H33    Class D Target Investor Principal Amount (A10*3.7903%)                                                    20,742,039.78
H34    Class D Floor (if H27<=H29 then H32 else {max $565,717,289.10*1.8%+H43-[H37]-H42-E5 or zero})                        --
H35             Class D Principal Payment (min {max [max H33 or H34]-H32-H11 or zero} or H32)                               --
H36    Class D Note Balance, ending (H32-H35-H51)                                                                16,971,519.00
H37    Class E Note Balance, beginning                                                                           15,557,225.00
H38    Class E Target Investor Principal Amount (A10*3.4744%)                                                    19,013,308.45
H39    Class E Floor (if H32<=H34 then H37 else [max $565,717,289.10*1.2%+H43-H42-E5 or zero])                              --
H40             Class E Principal Payment (min {max [max H38 or H39]-H37-H11 or zero} or H37)                               --
H41    Class E Note Balance, ending (H37-H40-H52)                                                                15,557,225.00
H42    Overcollateralization Balance, beginning (max A1-[H9+H13+H16+H19+H22+H27+H32+H37] or 0)                   12,728,639.10
H43    Cumulative Loss Amount (H9+H13+H16+H19+H22+H27+H32+H37+H42                                                           --
                                            -[min A1-A10 or F12-G5-H1-H2-H3-H4-H5-H6-H7-H8]-A10)
H44    Additional Principal (if H23>H24 and H28>H29 and H33>H34 and H38>H39 then 0 else [max 0                              --
       or {H9+H13+H16+H19+H22+H27+H32+H37+H42}-A10-{H11+H14+H17+H20+H25+H30+H35+H40}])
H45    Additional Principal paid to Class A-1 (min H9-H11 or H44)                                                           --
H46    Additional Principal paid to Class A-2 (min H13-H14 or H44-H45)                                                      --
H47    Additional Principal paid to Class A-3 (min H16-H17 or H44-H45-H46)                                                  --
H48    Additional Principal paid to Class A-4 (min H19-H20 or H44-H45-H46-H47)                                              --
H49    Additional Principal paid to Class B (min H22-H25 or H44-H45-H46-H47-H48)                                            --
H50    Additional Principal paid to Class C (min H27-H30 or H44-H45-H46-H47-H48-H49)                                        --
H51    Additional Principal paid to Class D (min H32-H35 or H44-H45-H46-H47-H48-H49-H50)                                    --
H52    Additional Principal paid to Class E (min H37-H40 or H44-H45-H46-H47-H48-H49-H50-H51)                                --

I1     Available for Distribution to Copelco Capital, Inc. prior to payment of Additional Principal (Shortfall)   1,286,182.36
       (if F12-G5-H1-H2-H3-H4-H5-H6-H7-H8-[A1-A10-H11]*97.2028%-H11)
I2     Distribution to Copelco Capital, Inc. after payment of Additional Principal and                            1,286,182.36
                Reserve Release (Deposit) (I1-H44-E4)

Copelco Capital Funding Trust 1999-B                                                                                 Page 1 of 2
Monthly Servicer Report
Payment Date            December 20, 1999
Months in progress      2

--------------------------------------------------------------------------------------------------------------------------------
A      PRESENT VALUE
--------------------------------------------------------------------------------------------------------------------------------
A1     Discounted Present Value, beginning                                                                        547,240,054.38
A2     Less:    Lease receivables, current month                                                                   14,744,833.48
A3     Add:     Interest component (6.869%*A1/12)                                                                   3,132,493.28
A4     Add:     Servicing Fee (0.75%*A1/12)                                                                           342,025.03
A5     Less:    Current month Non-Performing                                                                        2,490,624.00
A6     Less:    Current month Warranty and Adjusted Leases                                                                    --
A7     Less:    Current month Early Terminations                                                                    1,993,971.00
A8     Add:     Substitute Leases provided (Non-Performing, Warranty and Adjusted Leases)                           2,489,702.02
A9     Add:     Additional Leases provided (Early Terminations)                                                     1,993,984.29
                                                                                                                ----------------
A10    Discounted Present Value, ending                                                                           535,968,830.52
                                                                                                                ----------------

--------------------------------------------------------------------------------------------------------------------------------
B      PAST DUE LEASE PAYMENTS
--------------------------------------------------------------------------------------------------------------------------------
B1     Past due balance, beginning                                                                                  2,526,273.34
B2     Less:    Past due payments received (reimbursed per this report)                                             1,660,473.79
B3     Less:    Past dues on Non-Performing, Warranty and Adjusted Leases                                             226,095.00
B4     Less:    Past dues on Early Terminations                                                                       125,325.00
B5     Add:     New Net Advances (last month's current payments that became past due)                               1,969,984.85
B6     Add:     Past dues on Replacement Leases                                                                        37,445.65
                                                                                                                ----------------
B7     Past due balance, ending                                                                                     2,521,810.05
                                                                                                                ----------------

--------------------------------------------------------------------------------------------------------------------------------
C      ADVANCE LEASE PAYMENTS
--------------------------------------------------------------------------------------------------------------------------------
C1     Advance payment balance, beginning                                                                           7,625,177.67
C2     Less:    Applied to Current from Prepaid                                                                     1,832,804.27
C3     Less:    Advance payments on Disqualified Leases                                                               371,903.00
C4     Add:     Received on Replacement Leases                                                                         47,630.32
C5     Add:     Received this month                                                                                 1,933,258.46
                                                                                                                ----------------
C6     Advance payment balance, ending                                                                              7,401,359.18
                                                                                                                ----------------

--------------------------------------------------------------------------------------------------------------------------------
D      SUBSTITUTIONS
--------------------------------------------------------------------------------------------------------------------------------
D1     Non-Performing Leases Substitued to date, beginning                                                          4,168,000.00
D2     Add:     Non-Performing Leases provided with Substitute Leases                                               2,489,702.02
                                                                                                                ----------------
D3     Non-Performing Leases Substitued to date, ending                                                             6,657,702.02
                                                                                                                ----------------
D4     Percentage of Present Value at Cut-Off Date (D3/$565,717,289.10) (not to exceed 10%)                               1.177%

--------------------------------------------------------------------------------------------------------------------------------
E      RESERVE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
E1     Reserve Account balance, beginning                                                                           5,657,172.89
E2     Memo:    Required Reserve Amount (min 1%*$565,717,289.10 or Outstanding Note)                                5,657,172.89
E3     Less:    Shortfall (min [max -I1 or zero] or E1)                                                                       --
E4     Add:     Deposit from (Release to) Copelco (min E2+E3-E1 or [max I1 or zero])                                          --
                                                                                                                ----------------
E5     Reserve Account balance, ending                                                                              5,657,172.89
                                                                                                                ----------------

--------------------------------------------------------------------------------------------------------------------------------
F      AVAILABLE FUNDS (COLLECTION ACCOUNT)
--------------------------------------------------------------------------------------------------------------------------------
F1              Regular monthly Lease Payments                                                                     11,036,586.93
F2              Past due payments received (B2)                                                                     1,660,473.79
F3              Past due payments due on Disqualified Leases (From Seller) (B3+B4)                                    351,420.00
F4              Advance payments on monthly rentals (excluding cash residuals)                                      1,888,393.90
F5              Proceeds from Prepayments not replaced (max A7-A9 or zero)                                                    --
F6              Recoveries on Non-Performing Leases not Substituted                                                           --
F7              Late Charges on delinquent payments not advanced                                                              --
F8              Proceeds from Investment of Collection and Reserve Account Funds                                      120,603.09
F9              Servicer Advances (B5)                                                                              1,969,984.85
F10             Casualty and Termination Payments                                                                             --
F11             Net decrease in Advance Lease Payments balance (C1-C6)                                                223,818.49
                                                                                                                ----------------
F12    Total Available Funds                                                                                       17,251,281.05
                                                                                                                ----------------

                                                                                                                     Page 2 of 2
---------------------------------------------------------------------------------------------------------------------------------
G      PAYMENTS TO THE SERVICER
---------------------------------------------------------------------------------------------------------------------------------
G1              Past due payments received (B2)                                                                     1,660,473.79
G2              Past due payments advanced on Disqualified Leases (B3+B4)                                             351,420.00
G3              Advance payments on Disqualified Leases (C3)                                                          371,903.00
G4              Servicer Fee (A4)                                                                                     342,025.03
                                                                                                                ----------------
G5     Total Payments to Servicer                                                                                   2,725,821.82
                                                                                                                ----------------

--------------------------------------------------------------------------------------------------------------------------------
H      PAYMENTS TO NOTEHOLDERS
--------------------------------------------------------------------------------------------------------------------------------
H1              Class A-1 Interest Payment (5.93709%*H9*actual/360)                                                   524,969.74
H2              Class A-2 Interest Payment (6.25%*H13/12)                                                             198,884.98
H3              Class A-3 Interest Payment (6.610%*H16/12)                                                          1,028,332.60
H4              Class A-4 Interest Payment (6.90%*H19/12)                                                             891,287.59
H5              Class B Interest Payment (6.95%*H22/12)                                                                65,528.92
H6              Class C Interest Payment (7.10%*H27/12)                                                                66,943.21
H7              Class D Interest Payment (7.78%*H32/12)                                                               110,032.01
H8              Class E Interest Payment (9.76%*H37/12)                                                               126,532.10
H9     Class A-1 Note Balance, beginning                                                                           99,474,820.28
H10    Class A Target Investor Principal Amount (A10*84.8389%)                                                    454,710,060.16
H11             Class A-1 Principal Payment (min(A1-A10) or H9)                                                    11,271,223.86
H12    Class A-1 Note Balance, ending (H9-H11-H45)                                                                 88,203,596.42
H13    Class A-2 Note Balance, beginning                                                                           38,185,917.00
H14             Class A-2 Principal Payment (min [max (A1-A10)*84.8389%-H11 or zero] or H13)                                  --
H15    Class A-2 Note Balance, ending (H13-H14-H46)                                                                38,185,917.00
H16    Class A-3 Note Balance, beginning                                                                          186,686,705.00
H17             Class A-3 Principal Payment (min [max (A1-A10)84.8389%-H11-H14 or 0] or H16)                                  --
H18    Class A-3 Note Balance, ending (H16-H17-H47)                                                               186,686,705.00
H19    Class A-4 Note Balance, beginning                                                                          155,006,537.00
H20             Class A-4 Principal Payment (min [max (A1-A10)*84.8389%-H11-H14-H18 or 0] or H19)                             --
H21    Class A-4 Note Balance, ending (H19-H20-H48)                                                               155,006,537.00
H22    Class B Note Balance, beginning                                                                             11,314,346.00
H23    Class B Target Investor Principal Amount (A10*2.5268%)                                                      13,542,860.41
H24    Class B Floor (max $565,717,289.10*3.25%+H43-[H27+H32+H37]-H42-E5 or zero)                                             --
H25             Class B Principal Payment (min {max [max H23 or H24]-H22-H11 or zero} or H22)                                 --
H26    Class B Note Balance, ending (H22-H25-H49)                                                                  11,314,346.00
H27    Class C Note Balance, beginning                                                                             11,314,346.00
H28    Class C Target Investor Principal Amount (A10*2.5268%)                                                      13,542,860.41
H29    Class C Floor (if H22<=H24 then H27 else {max $565,717,289.10*2.2%+H43-[H32+H37]-H42-E5,0})                            --
H30             Class C Principal Payment (min {max [max H28 or H29]-H27-H11 or zero} or H27)                                 --
H31    Class C Note Balance, ending (H27-H30-H50)                                                                  11,314,346.00
H32    Class D Note Balance, beginning                                                                             16,971,519.00
H33    Class D Target Investor Principal Amount (A10*3.7903%)                                                      20,314,826.58
H34    Class D Floor (if H27<=H29 then H32 else {max $565,717,289.10*1.8%+H43-[H37]-H42-E5 or zero})                          --
H35             Class D Principal Payment (min {max [max H33 or H34]-H32-H11 or zero} or H32)                                 --
H36    Class D Note Balance, ending (H32-H35-H51)                                                                  16,971,519.00
H37    Class E Note Balance, beginning                                                                             15,557,225.00
H38    Class E Target Investor Principal Amount (A10*3.4744%)                                                      18,621,701.05
H39    Class E Floor (if H32<=H34 then H37 else [max $565,717,289.10*1.2%+H43-H42-E5 or zero])                                --
H40             Class E Principal Payment (min {max [max H38 or H39]-H37-H11 or zero} or H37)                                 --
H41    Class E Note Balance, ending (H37-H40-H52)                                                                  15,557,225.00
H42    Overcollateralization Balance, beginning (max A1-[H9+H13+H16+H19+H22+H27+H32+H37] or 0)                     12,728,639.10
H43    Cumulative Loss Amount (H9+H13+H16+H19+H22+H27+H32+H37+H42                                                             --
                                            -[min A1-A10 or F12-G5-H1-H2-H3-H4-H5-H6-H7-H8]-A10)
H44    Additional Principal (if H23>H24 and H28>H29 and H33>H34 and H38>H39 then 0 else [max 0                                --
       or {H9+H13+H16+H19+H22+H27+H32+H37+H42}-A10-{H11+H14+H17+H20+H25+H30+H35+H40}])
H45    Additional Principal paid to Class A-1 (min H9-H11 or H44)                                                             --
H46    Additional Principal paid to Class A-2 (min H13-H14 or H44-H45)                                                        --
H47    Additional Principal paid to Class A-3 (min H16-H17 or H44-H45-H46)                                                    --
H48    Additional Principal paid to Class A-4 (min H19-H20 or H44-H45-H46-H47)                                                --
H49    Additional Principal paid to Class B (min H22-H25 or H44-H45-H46-H47-H48)                                              --
H50    Additional Principal paid to Class C (min H27-H30 or H44-H45-H46-H47-H48-H49)                                          --
H51    Additional Principal paid to Class D (min H32-H35 or H44-H45-H46-H47-H48-H49-H50)                                      --
H52    Additional Principal paid to Class E (min H37-H40 or H44-H45-H46-H47-H48-H49-H50-H51)                                  --

I1     Available for Distribution to Copelco Capital, Inc. prior to payment of Additional Principal (Shortfall)       241,724.20
       (if F12-G5-H1-H2-H3-H4-H5-H6-H7-H8-[A1-A10-H11]*97.2028%-H11)
I2     Distribution to Copelco Capital, Inc. after payment of Additional Principal and                                241,724.20
                Reserve Release (Deposit) (I1-H44-E4)